EXHIBIT 10.7

Andrew T. Solomon, Esq. (S.B.N. 194352)
Emily A. Samuels, Esq. (S.B.N. 226690)
SULLIVAN & WORCESTER LLP
1290 Avenue of the Americas, 29th Fl.
New York, NY 10104
(212) 660-3000

Attorneys for Plaintiff


                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF NEW YORK



PROFESSIONAL TRADERS FUND, LLC, a       )
New York Limited Liability Company,     )
                                        )
                  Plaintiff,            )  STIPULATION FOR ENTRY OF
                                        )  JUDGMENT AS TO DEFENDANT QUEST
         vs.                            )  MINERALS & MINING CORP.
                                        )
QUEST MINERALS & MINING CORP., a        )
Utah Corporation,                       )
                                        )
                  Defendant.            )
                                        )
                                        )
                                        )
                                        )


         COME NOW the parties hereto, Plaintiff, PROFESSIONAL TRADERS FUND, LLC (hereinafter referred to as "PTF"), and Defendant QUEST MINERALS & MINING CORP. (hereinafter referred to as "QUEST") stipulate as follows:

         WHEREAS, PTF and QUEST desire to settle and compromise all claims, demands and causes of action they now have against each other;

         IT IS HEREBY STIPULATED AND AGREED by and between PTF and QUEST as follows:

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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.

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         1. PTF shall have judgment against QUEST in the sum of one hundred thousand dollars ($100,000.00), together with interest accruing at ten percent (10%) as of February __, 2006.

         2. The sum set forth in paragraph "1." above may be fully satisfied provided QUEST pays PTF, the sum of one hundred thousand dollars ($100,000.00) plus all accrued interest thereon in accordance with the terms of that certain Amended and Restated Credit Note, a true and correct copy of which is attached hereto as Exhibit A.

         a. No less than thirty five thousand dollars ($35,000) shall be paid by cashier's check, money order or wire transfer as follows (The $35,000 payment can be satisfied by QUEST or any other Defendants timely payment of that amount.):

                  1. No less than twenty thousand dollars ($20,000) shall be paid by cashier's check, money order or wire transfer on or before April 24, 2004.

                  2. Following the initial payment of twenty thousand dollars ($20,000), no less than fifteen thousand dollars ($15,000) shall be paid by cashier's check, money order or wire transfer on or before June 23, 2004.

         3. All payments are to be delivered to PTF FINANCIAL SERVICES as follows: "233 Wilshire Boulevard, Suite 850, Santa Monica, CA 90401." The address for payment may be changed upon written notice to QUEST or QUEST's counsel, at the address provided hereunder.

         4. All payments made by cashier's check or money order shall be made payable to "PTF FINANCIAL SERVICES."

         5. Upon QUEST's default resulting from his failure to timely make any payment as set forth above, PTF or its attorney shall give written notice to QUEST at the following address: "Marc Indeglia, Esq., SPECTRUM LAW GROUP, 1900 Main Street, Suite 125, Irvine, CA 92614." Thereafter, QUEST shall have three
(3) calendar days to cure the default by making the required payment. If payment is not made within said three (3) days period, judgment may be entered in favor of PTF against QUEST in the sum of sixty five thousand dollars ($65,000), the total amount owed together with attorneys' fees and costs incurred by PTF while instituting this action, less any sums previously paid by QUEST pursuant to this Stipulation.

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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.

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         6. QUEST shall solely have two (2) opportunities to cure defaults. Upon
QUEST's third (3rd) default, judgment may be entered in favor of PTF against QUEST in the sum of sixty five thousand dollars ($65,000), the total amount owed together with attorneys' fees and costs incurred by PTF while instituting this action, less any sums previously paid by QUEST pursuant to this Stipulation, without written notice of the default from PTF or its attorney.

         7. Said request for entry of judgment may be brought by way of ex parte application with written notice being provided to QUEST and his counsel via First Class United States Mail at the addresses set forth in Paragraph 5 above at least eight (8) calendar days prior to the scheduled hearing (service shall be effective immediately as of the date of deposit of said notice as reflected on any proof of service of said notice, and shall not be deemed extended because of mailing, as otherwise directed by any statute including without limitation any such as CCP ss.1013 or other law) and shall be supported only by the declaration of PTF's counsel stating that a default in the payments set forth in Paragraph 2. above has occurred and that PTF is entitled to a judgment under the terms of the stipulation entered into between the parties hereto. Either QUEST or his counsel may, if necessary, file a counter declaration solely addressing either one or both of two potential issues: 1) discrepancies set forth in the supporting declaration as to notice or opportunities to cure, or 2) assertion of error(s) in accounting concerning payments actually made by QUEST or lack of credit being given toward the requested judgment.

         8. The stipulation herein shall not be filed with the court provided QUEST faithfully performs the terms and conditions set forth herein.

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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.
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         9. Should QUEST faithfully perform all terms and conditions of this agreement and stipulation, PTF shall dismiss the above-entitled action with prejudice within a five (5) days period commencing after QUEST makes the final remaining payment referred to hereinabove in paragraph 2 (b).

         10. This stipulation shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and heirs.

         11. All parties acknowledge they have been given adequate opportunity to consult with legal counsel about the contents, and consequences of entering into, this Stipulation. Each party further acknowledges that, having consulted with or declined to consult with legal counsel, they enter into this agreement with the knowledge they are giving up procedural and substantive rights they would otherwise have.

         12. Defendant QUEST irrevocably waives any and all rights to appellate review of any judgment entered pursuant to this Stipulation, including without limitation appellate review through writ of mandate or prohibition, and further waives any right to seek any other court intervention, including but not limited to by way of a suit of equity or on any other basis.

         13. In the event that any of the provisions of this Stipulation shall be held by a court to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Stipulation shall remain in full force and effect.

Dated:  April ____, 2004               _________________________________________
                                       QUEST MINERALS & MINING CORP.

                                       PROFESSIONAL TRADERS FUND, LLC dba
                                       PTF FINANCIAL SERVICES



Dated:  April ____, 2004               By: /s/ ROBERT SCHUSTER
                                           -------------------------------------
                                           ROBERT SCHUSTER



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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.

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                                       SPECTRUM LAW GROUP


Dated:  April ____, 2004               By: /s/ MARC INDEGLIA
                                           -------------------------------------
                                           MARC INDEGLIA, Attorneys
                                           For Defendant Alejandro Quest



                                       LAW OFFICES OF ANDREW T. SOLOMON, P.C.


Dated:  April ____, 2004               By: /s/ ANDREW T. SOLOMON
                                           -------------------------------------
                                           ANDREW T. SOLOMON, Attorneys for
                                           Plaintiff, Professional Traders Fund,
                                           LLC dba PTF Financial Services


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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.